UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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OHA Investment Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OHA INVESTMENT CORPORATION
1114 Avenue of the Americas, 27th Floor
New York, New York 10036
(212) 852-1900

April 28, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of OHA Investment Corporation, a Maryland corporation, to be held on Wednesday, June 10, 2015, at 10:00 a.m., local time, at the law office of Sutherland Asbill & Brennan LLP located at The Grace Building, 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) elect two Class II directors to the Board of Directors; (ii) ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and (iii) transact such other business as may properly come before the annual meeting and any postponement or adjournment thereof. After the annual meeting, we will also report on our progress during the past year and respond to stockholders’ questions, if any.

It is important that your shares be represented, either in person or by proxy, at the annual meeting. We urge you to vote your shares as soon as possible even if you currently plan to attend the annual meeting. The enclosed proxy card contains instructions for voting over the Internet, by telephone or by returning your proxy card via mail. This will not prevent you from voting in person at the annual meeting but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote and participation in our governance are very important to us. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Sincerely yours,

Robert W. Long
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders to be held on June 10, 2015. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2014 Annual Report to Stockholders are available at the following cookies-free website that can be accessed anonymously: http://www.viewproxy.com/OHA/2015.

OHA INVESTMENT CORPORATION
1114 Avenue of the Americas, 27th Floor
New York, New York 10036
(212) 852-1900

Notice of 2015 Annual Meeting of Stockholders
To be Held on June 10, 2015

NOTICE IS HEREBY GIVEN that the 2015 annual meeting of stockholders of
OHA Investment Corporation, a Maryland corporation (the “Company”), will be held as provided herein.

TIME	10:00 a.m., local time, on Wednesday, June 10, 2015.
PLACE	Law office of Sutherland Asbill & Brennan LLP located at The Grace Building, 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.
ITEMS OF BUSINESS	(1) To elect two Class II directors to hold office until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified;
(2) To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and
(3) To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.
RECORD DATE	The Board of Directors has fixed the close of business on April 15, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting or any postponements or adjournments of the meeting.
VOTING BY PROXY	Whether or not you expect to be present in person at the annual meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered stockholder, you may also vote your proxy by Internet, by telephone or mail, For specific instructions, refer to the instructions included with your proxy card.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

You have the option to revoke your proxy at any time prior to the meeting, or you may request to vote your shares personally if you attend the meeting. If there are not sufficient shares present for a quorum or sufficient votes to approve the foregoing proposals at the time of the annual meeting, the chairman of the meeting may move for one or more adjournments of the meeting in order to permit further solicitation of proxies by the Company.

The enclosed Proxy Statement is also available at www.ohainvestmentcorporation.com. This website also includes copies of the form of Proxy Card and the Company’s 2014 Annual Report to Stockholders. Stockholders may request a copy of the proxy statement and the Company’s 2014 Annual Report by contacting our main office at (212) 852-1900.

By order of the Board of Directors,

Gregory S. Rubin
Corporate Secretary

April 28, 2015
New York, New York

OHA INVESTMENT CORPORATION
1114 Avenue of the Americas, 27th Floor
New York, New York, 10036

PROXY STATEMENT

2015 Annual Meeting of Stockholders

This proxy statement contains information relating to the 2015 annual meeting (the “annual meeting” or “meeting”) of stockholders of OHA Investment Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), to be held on June 10, 2015 beginning at 10:00 a.m., local time, at the law office of Sutherland Asbill & Brennan LLP, located at The Grace Building, 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, and any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the annual meeting. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about April 28, 2015.

We encourage you to vote your shares, either by voting in person at the meeting or by authorizing a proxy (i.e., authorizing someone to vote your shares). You may authorize a proxy by telephone by using the toll-free number listed on the proxy card, by the Internet at the website for Internet voting listed on the proxy card or you may mark, date, sign and mail the enclosed proxy card. This Proxy Statement is also available at www.ohainvestmentcorporation.com. This website also includes copies of the form of Proxy Card and the Company’s 2014 Annual Report to Stockholders. If you vote by authorizing a proxy, the proxy holders will vote the shares according to your instructions. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the director nominees and “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Purpose of Meeting

At our annual meeting, stockholders will be asked to consider and vote upon (i) the election of two Class II directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified; and (ii) the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

The Board of Directors is not aware of any matter to be properly presented for consideration at the annual meeting other than the matters set forth herein. If any motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such matter in accordance with their discretion. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Record Date and Quorum

Only stockholders of record at the close of business on April 15, 2015, the record date for the annual meeting, which we refer to as the Record Date, are entitled to receive notice of and to vote at the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you owned of record on that date at the annual meeting and at any postponements or adjournments thereof. There were 20,383,784 shares of our common stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote.

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of holders of shares of stock entitled to cast a majority of the votes entitled to be cast will constitute a quorum. If a quorum is not present at the annual meeting, the stockholders who are represented may adjourn the annual meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold your shares of common stock in “street name” (that is, as beneficial owner through a broker, bank or other nominee), you must follow the voting instructions you receive from your broker, bank or nominee. Your nominee will not vote your shares unless you provide instructions to your nominee on how to vote your shares. If you hold shares in “street name,” you will receive instructions from your nominee that you must follow in order to have your proxy authorized, or you may contact your nominee directly to request these voting instructions. Shares held beneficially in “street name” may be voted in person by you only if, with respect to those shares, you obtain a signed proxy from the record holder (your broker, bank or other nominee is considered the stockholder of record) authorizing you to vote the shares. You may also authorize a proxy to vote your shares by telephone or over the Internet if your broker, bank or other nominee makes these methods available, in which case your broker, bank or other nominee has provided applicable instructions to do so. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote your shares on any proposal properly presented at the meeting. In addition, if you attend the annual meeting in person, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the close of business on the record date.

Authorizing a Proxy for Shares Held in Your Name

Shares held by a broker, bank or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. Abstentions will also be treated as shares present for purposes of calculating whether a quorum is present at the meeting.

If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares. Under the rules of the New York Stock Exchange, your brokerage firm or other nominee that is subject to such rules does not have discretion to vote your shares on non-routine matters such as Proposal 1. For purposes of the vote on Proposal 1, abstentions and broker non-votes will have the same effect as votes against the proposal. For purposes of the vote on Proposal 2, abstentions and broker non-votes, if any, will have no effect on the proposal.

If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Revoking Your Proxy

Whether you vote in person, by mail, by telephone or via the Internet you may change your proxy instructions at any time prior to the vote at the annual meeting. You may accomplish this by submitting by (i) mail, by telephone or via the Internet, a properly executed, later-dated proxy, which automatically revokes the earlier proxy instructions, (ii) delivering written notice of revocation prior to the annual meeting to our Corporate Secretary, Gregory S. Rubin, at 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the annual meeting.

Votes Required to Adopt the Proposals

Election of Directors.  The election of a director requires the vote of a majority of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes. If you vote to withhold authority with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by the vote of a majority of the shares of common stock outstanding and entitled to vote thereon, votes to withhold authority will have the effect of a vote against a nominee.

If you hold your shares in street name, it is critical that you provide instructions to your broker or nominee on how to vote if you want your vote to count in the election. If you do not give your broker or nominee specific instructions on how to vote for you or, if you hold your shares in your own name and you do not authorize a proxy by returning a proxy card or voting via telephone or Internet, or you do not vote at the meeting, no vote will be cast on your behalf in the director election, which will have the effect of a vote against the director nominee.

Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015.  The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of a majority of the votes cast on the proposal at the meeting. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted for purposes of determining whether there is a quorum.

Information Regarding this Solicitation

The proxies being solicited hereby are being solicited by our Board of Directors. The cost of soliciting proxies in the enclosed form will be paid by us. Our officers and regular employees and Oak Hill Advisors, LP, which we refer to as OHA, may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

The Company has engaged the services of Alliance Advisors, LLC, which we refer to as Alliance, for the purpose of assisting in the solicitation of proxies (including broker search and delivery services) at a cost of approximately $6,000 plus reimbursement of certain expenses and fees for additional services requested. Please note that Alliance may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares but only ask that you take the time to cast a vote. You may be asked if you would like to vote over the phone and have your vote transmitted to our proxy tabulation firm.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Gregory S. Rubin, Corporate Secretary, OHA Investment Corporation, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, or by calling (212) 852-1900.

Privacy Principles

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to OHA’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there were no persons that owned 25% or more of the outstanding voting securities, and no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act.

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of us, as defined in the 1940 Act.

The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) as of April 15, 2015, by (1) any person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors and nominees for director, (3) our chief executive officer and certain other executive officers and (4) all directors and executive officers as a group. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of April 15, 2015, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table. Unless known otherwise by us, the beneficial ownership information is based on the most recent Form 3, Form 4, Form 5, Schedule 13D or Schedule 13G, as applicable.

The address of each person listed in the table below is c/o OHA Investment Corporation, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)
Beneficial owners of more than 5%
None
Independent Directors
Stuart I. Oran	—	—
James A. Stern	—	—
Frank V. Tannura	—	—
Interested Directors
Glenn R. August(3)	816,401	4.01%
Robert B. Okun	—	—
Alan M. Schrager(4)	—	—
Executive Officers
Robert W. Long	—	—
L. Scott Biar	45,287	*
Directors and Executive Officers as a group (7 persons)	861,688	4.23%

*	Indicates less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

(2)	Based on a total of 20,383,784 shares of our common stock issued and outstanding on April 15, 2015.
(3)	Includes 816,401 shares held by OHA BDC Investor, LLC. Mr. August is a managing member of OHA Partner Global Co-Investment, LLC, which serves as the managing member of OHA BDC Investor, LLC, but Mr. August disclaims beneficial ownership of shares beyond his pecuniary interest in OHA BDC Investor, LLC.
(4)	Mr. Schrager is a director nominee and does not currently serve on the Board of Directors.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board of Directors. Our charter provides that we will have five directors, which number may be increased or decreased only by the Board of Directors pursuant to our bylaws. The Board of Directors currently has five directors, including three directors who are not “interested persons” as defined in the 1940 Act and who serve as our independent directors.

The Board of Directors is divided into three classes, which we refer to as Class I, Class II and Class III directors. The term of our Class I director, Mr. James A. Stern, expires at the 2017 annual meeting of our stockholders. The term of our Class II directors, Mr. Robert B. Okun and Mr. Frank V. Tannura, expires at the 2015 annual meeting of our stockholders. The term of our Class III directors, Mr. Glenn R. August and Mr. Stuart I. Oran, expires at the 2016 annual meeting of our stockholders. At each annual meeting of stockholders, a class of directors is elected for a term expiring at the annual meeting in the third year following the year of election. Each director holds office until his successor is elected and qualified.

Mr. Frank V. Tannura has been nominated by the Board of Directors for re-election to hold office until the 2018 annual meeting of our stockholders and until his successor is duly elected and qualified. Mr. Alan M. Schrager has been nominated by the Board of Directors for election to hold office until the 2018 annual meeting of our stockholders and until his successor is duly elected and qualified. Mr. Schrager, if elected, will be deemed to be an interested director by reason of his affiliations with our investment advisor, OHA. Mr. Robert B. Okun has determined to not seek re-election to the Board of Directors. In the election of the two directors, you may vote “FOR” the nominees or your vote may be “WITHHELD” with respect to the nominees. If you authorize your proxy to vote your shares but do not provide voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. Both of the nominees have consented to serve if elected. Neither Mr. Tannura nor Mr. Schrager is being nominated to serve as a director pursuant to any agreement or understanding between him and the Company. As of the mailing of these proxy materials, the Board of Directors knows of no reason why either of the nominees would be unable to serve as a member of the Board of Directors. If, at the time of the annual meeting, either of the nominees are unable or unwilling to serve as a director, it is intended that the persons named as proxies will vote to elect a substitute nominee designated by the Board of Directors.

Recommendation of the Board of Directors

The Board of Directors recommends that each stockholder vote “FOR” the election of Mr. Frank V. Tannura and Mr. Alan M. Schrager as Class II directors.

Information about the Directors, Nominees and Executive Officers

Board of Directors

Certain information with respect to the Class II nominees for election at the meeting, as well as each of the other directors whose terms will continue after the annual meeting, is set forth below.

Name	Age	Position	Director Since	Term Expires
Independent Directors
Stuart I. Oran	64	Director	2014	2016
James A. Stern	64	Director	2014	2017
Frank V. Tannura	58	Director	2014	2015
Interested Directors
Glenn R. August	53	Director, Chairman of the Board	2014	2016
Alan M. Schrager(1)	46	Director Nominee	—	—

(1)	Mr. Schrager is a director nominee and does not currently serve on the Board of Directors. If elected, Mr. Schrager’s term would expire in 2018.

The address for each of our directors and the director nominee is c/o OHA Investment Corporation, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Robert W. Long	53	President and Chief Executive Officer
L. Scott Biar	52	Chief Financial Officer, Treasurer and Chief Compliance Officer

The address for each of our executive officers is c/o OHA Investment Corporation, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

Biographical Information

The Board of Directors believes that each of our directors and the director nominee are highly qualified to serve as members of the Board of Directors. All of these individuals bring to our Board of Directors a wealth of executive leadership experience, and all are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions with reputable organizations. For the purposes of this presentation, our directors and the director nominee have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Stuart I. Oran has served as a member of our Board of Directors since September 30, 2014. Since 2011, Mr. Oran also serves as a Partner of Liberty Hall Capital, a private equity firm focused on businesses serving the aerospace and defense industry. Mr. Oran also co-founded FCB Financial Holdings, Inc. (NYSE: FCB), a bank holding company formed to acquire failed banks in FDIC-assisted transactions and, since 2010, he has served on the Boards of Directors of FCB Financial and its banking subsidiary, Florida Community Bank, NA. Mr. Oran also serves on the Boards of Directors of Spirit Airlines (NASDAQ: SAVE) (since 2004) and Red Robin Gourmet Burgers (NASDAQ: RRGB) (since 2010), and he has previously served on the Boards of Deerfield Capital, a financial services firm, and Wendy’s International. Prior to co-founding FCB Financial, Mr. Oran was a senior executive of United Airlines (from 1994 to 2002) where he served on the Management Committee and led its International Division. Mr. Oran began his career in 1974 with Paul, Weiss, Rifkind, Wharton & Garrison where he was a Corporate Partner focused on financial services and private equity transactions. Mr. Oran has served on the boards of several charitable organizations, including the Latin School of Chicago, the Shedd Aquarium and as Chairman of the Chicago Urban League. Mr. Oran earned a B.S. from Cornell University and a J.D. from the University of Chicago Law School. We believe Mr. Oran’s extensive experience as an investor, an operating executive and a director of public companies brings important and valuable skills to our Board of Directors.

James A. Stern has served as a member of our Board of Directors since September 30, 2014. Mr. Stern is the Founder and Chairman of The Cypress Group, a New York based private equity firm that manages funds in excess of $3.5 billion, a role he has held since 1994. He currently serves on the board of directors of a number of corporations including Affinia Group Intermediate Holdings, Inc. (since 2004) and as Chief Executive Officer and Chairman of CYS Investments (NYSE: CYS) (since 2006), and he has served on the boards of directors of Infinity Broadcasting, WESCO International, Inc., Lear Corporation, and Cinemark USA, Inc. Prior to founding The Cypress Group in 1994, Mr. Stern had a twenty-year career with Lehman Brothers. He joined the firm in 1974 and was named Managing Director in 1982. In 1988, he joined the firm’s management committee and became co-head of investment banking. He was named head of merchant banking in 1989. Mr. Stern is Chairman Emeritus of The Board of Trustees of Tufts University and has been a board member of several charitable organizations including The Jewish Museum, the Cystic Fibrosis Foundation and the Cancer Research Foundation. Mr. Stern earned a BSCE from Tufts University and an MBA from Harvard University. We believe Mr. Stern’s extensive experience in private equity and investment banking brings important and valuable skills to our Board of Directors.

Frank V. Tannura has served as a member of our Board of Directors since September 30, 2014. Mr. Tannura also currently serves as an Operating Advisor to LaSalle Capital Group and as Executive Operating Partner with Mason Wells, where he serves on the boards of several portfolio companies of each firm. Prior to joining LaSalle in 2009, he served as the Chief Executive Officer of Packaging Dynamics Corporation, a food packaging manufacturer and as a member of its board of directors. Mr. Tannura joined Packaging Dynamics from Ivex Packaging Corporation where he served as a Director, as an Executive Vice President and as the firm’s Chief Financial Officer. His civic activities include service as a director of the Western Golf Association, Loyola University of Chicago Quinlan School of Business, and St. Laurence High School. He began his career with Price Waterhouse in the Audit practice. Mr. Tannura earned his B.B.A. from Loyola University Chicago and an M.B.A. from the University of Texas at Austin. We believe Mr. Tannura’s extensive experience as an officer of public companies, an operating adviser and an auditor brings important and valuable skills to our Board of Directors.

Interested Directors

Glenn R. August has served as the Chairman of our Board of Directors since September 2014. Mr. August is the Founder of OHA and serves as its Chief Executive Officer. He has overall management responsibility for the firm and serves as global head of the firm’s distressed investment activities. Mr. August co-founded the predecessor investment firm to OHA in 1987 and took over responsibility for the firm’s credit and distressed investment activities in 1990. He co-founded each of OHA’s funds, where he currently serves as the managing partner of each of their management entities. Mr. August has played leadership roles in numerous restructurings. Over the last 28 years, Mr. August has served on nine corporate boards, including Cooper-Standard Holdings Inc. (NYSE: CPS) since 2014. He currently serves on the Board of Directors of the 92nd St. Y and on the Board of Trustees of Horace Mann School and The Mount Sinai Medical Center. He previously worked in the mergers and acquisitions department at Morgan Stanley in New York and London. Mr. August earned an M.B.A. from Harvard Business School, where he was a Baker Scholar, and a B.S. from Cornell University. We believe Mr. August’s extensive experience as a debt investor, a chief executive and a director of public and private companies brings important and valuable skills to our Board of Directors.

Alan M. Schrager joined OHA in 2003 and currently serves as a Portfolio Manager and Partner of OHA. Mr. Schrager currently leads the private lending business of OHA and has portfolio management responsibilities for a number of portfolios managed by OHA. Prior to joining OHA, Mr. Schrager was a Managing Director of USBancorp Libra, where he was responsible for originating, evaluating and structuring private equity, mezzanine and debt transactions from 1998 to 2003. From 1999 to 2000, while on secondment from USBancorp Libra (subsequently renamed Libra Securities), Mr. Schrager held several positions at Primary Network, a data competitive local exchange carrier (or “CLEC”), including Chief Financial Officer and Interim Chief Executive Officer. He previously worked in the Leveraged Finance and High Yield Capital Markets group at UBS Securities, LLC from 1996 to 1998. Mr. Schrager earned an M.B.A. from The Wharton School of the University of Pennsylvania, and a B.A. from the University of Michigan. We believe Mr. Schrager’s extensive experience as a debt investor and capital markets professional brings important and valuable skills to our Board of Directors.

Executive Officers Who Are Not Directors

Robert W. Long has served as our President and Chief Executive Officer since September 2014. Prior to that, Mr. Long was a founder and Chief Executive Officer of Conversus Asset Management, the investment manager of Conversus Capital, from its formation in 2007 through its sale in 2012. With approximately $3 billion of assets under management, Conversus Capital (NYSE/Euronext: CCAP) was a permanent capital vehicle and the largest publicly traded portfolio of third party private equity funds. Mr. Long’s experience includes 14 years at Bank of America where he was the head of Banc of America Strategic Capital, a group managing approximately $6.5 billion in private equity funds and direct investments and the co-head of the Real Estate Mezzanine Group. Mr. Long earned his J.D. from the University of Virginia and a B.A. from the University of North Carolina.

L. Scott Biar has served as our Chief Financial Officer, Treasurer and Chief Compliance Officer since June 2011, and currently serves in those capacities on an interim basis. He previously served as Vice President and Controller of BJ Services Company, an international oil and gas equipment and services company, from 2007 through 2010. Mr. Biar graduated cum laude with a B.B.A. in Accounting from Texas A&M University.

Board of Directors and Its Leadership Structure

The Board of Directors provides overall guidance and supervision with respect to our operations and performs the various responsibilities imposed on the directors of business development companies by the 1940 Act. Among other things, the Board of Directors supervises our management arrangements, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding and transactions with affiliates. All actions taken by the Board of Directors are taken by majority vote unless a higher percentage is required by law or unless the 1940 Act or our charter or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act).

We separate the roles of Chief Executive Officer and Chairman of the Board of Directors in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for the day to day operation of the Company, while the Chairman of the Board of Directors provides guidance to the Chief Executive Officer, sets the agenda for Board of Directors meetings and presides over meetings of the Board of Directors. Presently, Mr. August serves as the Chairman of the Board of Directors. Mr. August is an “interested person” as defined in Section 2(a)(19) of the 1940 Act because he is the Chief Executive Officer and Co-Founder of OHA, which is the investment advisor and administrator of the Company. The Board of Directors does not currently have a lead independent director; however, it has determined that its leadership structure, in which 60% of the directors are independent directors and, as such are not affiliated with OHA, is appropriate in light of the services that OHA provides to the Company and the potential conflicts of interest that could arise from these relationships.

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, and it may establish additional committees from time to time as necessary. The scope and responsibilities assigned to each of these committees is discussed in greater detail below.

Risk Oversight.  The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operational risks, as well as other types of risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s investment advisory agreement. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Board Meetings.  During 2014, the Board of Directors met 28 times. All but two of such meetings occurred prior to the appointment of OHA as the Company’s investment advisor on September 30, 2014, and most such meetings were held in connection with the Company’s review of strategic alternatives. Each director attended at least 75% of all meetings held by the Board of Directors and of the committees of the Board of Directors on which he served, since the time they were appointed to the Board of Directors. We have adopted a policy regarding directors’ attendance at the annual meeting of stockholders, which states that we expect our directors to attend the annual meetings of our stockholders, although attendance is not mandatory. None of our directors attended the 2014 annual meeting of stockholders, which was held on September 30, 2014, at which time each member of our Board of Directors resigned and appointed the current members of our Board of Directors.

Board Committees.  The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The members of the Board of Directors on the date of this proxy statement and the committees of the Board of Directors on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Glenn R. August
Robert B. Okun
Stuart I. Oran	*	*	**
James A. Stern	*	**	*
Frank V. Tannura	**	*	*

**	Indicates committee chairman.

There are no family relationships between any director, executive officer or nominee.

Audit Committee.  The charter of the Audit Committee sets forth the responsibilities of the Audit Committee, which include, among other things, selecting or retaining each year an independent registered public accounting firm, which we refer to as the auditors, to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors.

Each member of the Audit Committee is independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements and is able to read and understand fundamental financial statements, including the statement of net assets, statement of operations, statement of changes in net assets and statement of cash flows. No member of the Audit Committee has participated in the preparation of the financial statements at any time during the past three years. The Audit Committee also aids the Board of Directors in estimating the fair values of debt and equity securities that are not publicly traded or for which current market valuations are not readily available. Mr. Tannura, the chair of the Audit Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations, and the Board of Directors has determined that he has past experience in finance or accounting that results in his financial sophistication within the meaning of the Nasdaq Global Select Market qualitative listing requirements. The charter of the Audit Committee is available on our website (www.ohainvestmentcorporation.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Audit Committee met four times during 2014.

Compensation Committee.  The charter of the Compensation Committee sets forth the responsibilities of the Compensation Committee, which include reviewing and approving the performance goals and objectives relative to the compensation of our investment advisor or, if we cease to have a separate investment advisor and directly compensate our executive officers, the compensation of our executive officers relative to other executive officers, evaluating the performance of our chief executive officer and our investment advisor and, together with the independent directors, determining and approving the compensation of our investment advisor based on the Compensation Committee’s evaluation of the investment advisor. All members of the Compensation Committee are independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements. The charter of the Compensation Committee is available on our website (www.ohainvestmentcorporation.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Compensation Committee met one time during 2014.

Nominating and Corporate Governance Committee.  The charter of the Nominating and Corporate Governance Committee sets forth the responsibilities of the Nominating and Corporate Governance Committee, which include, among other things, considering and making recommendations to the Board of Directors concerning the appropriate size, function and needs of the Board of Directors, developing and recommending policies and practices relating to corporate governance, and considering questions related to conflicts of interests of members of the Board of Directors and senior executives of the Company. The Nominating and Corporate Governance Committee selects individuals for nomination to the Board of Directors. In addition, the Nominating and Corporate Governance Committee develops and reviews background information on candidates for the Board of Directors and makes recommendations to the Board of Directors regarding such candidates. The Nominating and Corporate Governance Committee also prepares and supervises the Board of Directors’ annual review of director independence. The Nominating and Corporate Governance Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board of Directors in carrying out its responsibilities in governing us and overseeing our management. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of SEC regulations and the Nasdaq Global Select Market qualitative listing requirements. No member of the Nominating and Corporate Governance Committee is an “interested person” as defined in the 1940 Act. The charter of the Nominating and Corporate Governance Committee is available on our website (www.ohainvestmentcorporation.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Nominating and Corporate Governance Committee met three times during 2014.

The Nominating and Corporate Governance Committee considers candidates for membership to the Board of Directors suggested by its members and other members of the Board of Directors, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing in care of OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036 in compliance with the advance notice provisions of our bylaws. This notice must contain, as to each nominee, all of the information related to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Securities Exchange Act of 1394, as amended, and certain other information set forth in the bylaws. Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person, and such information must indicate that such potential nominee would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The Board of Directors believes that it is necessary for each of the Company’s directors to possess many qualities and skills. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gap. The Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive officer or chief financial officer) and educational experience. The Nominating and Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating and Corporate Governance Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints. In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.

The Nominating and Corporate Governance Committee believes a prospective nominee for director should, at a minimum, satisfy the following standards and qualifications and evaluates prospective nominees accordingly:

•	be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;
•	be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and
•	have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors and the need for Audit Committee expertise. After completing its evaluation, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Communications with the Board of Directors

We provide a means for our stockholders to communicate with the Board of Directors. Stockholders may address correspondence to the Board of Directors as a whole or to individual members of the Board of Directors relating to us via e-mail at investor_relations@ohainvestmentcorporation.com. Our Corporate Secretary will then forward the correspondence to the applicable addressee. Correspondence may also be directed to OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded to the attention of the applicable addressee. Trivial items will be delivered to the directors at the next scheduled meeting of the Board of Directors. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors,” “Independent Directors” or “Non-Management Directors” will be forwarded or delivered to our independent directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance

We are a Maryland corporation subject to the provisions of the Maryland General Corporation Law. Our day-to-day operations and requirements as to the place and time, conduct and voting at a meeting of stockholders are governed by our charter and bylaws, the provisions of the Maryland General Corporation Law and the provisions of the 1940 Act. A copy of the charter and bylaws, corporate governance guidelines and the charters of the Audit, Compensation and Nominating and Corporate Governance Committees may be obtained by submitting a written request to OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

Corporate Governance Documents

We have adopted a Code of Business Conduct and Ethics, Code of Ethics, and Corporate Governance Policy, each of which are available on our website (www.ohainvestmentcorporation.com) and are also available to any stockholder who submits a written request to OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036. Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC.

Independent Directors

The Board of Directors undertook its annual review of director independence in late September 2014. During this review, the Board of Directors considered transactions and relationships between each director or any member of his immediate family and us. The Board of Directors also examined transactions and relationships between directors or their affiliates and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board of Directors affirmatively determined that all of the directors are independent of us and our management with the exception of Robert B. Okun and Glenn R. August. Messrs. Okun and August are considered interested directors because of their employment as senior executives and owners of OHA, which is the investment advisor and administrator of the Company.

Involvement in Certain Legal Proceedings

No director, person nominated to become a director or executive officer of the Company has, during the last ten years: (i) been convicted in or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) had any bankruptcy petition filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

Compensation of Directors

The following table sets forth the compensation paid to our directors in 2014:

Name of Person, Position	Fees earned or paid in cash	Total
Previous Board of Directors – (January 1 – September 30, 2014)(1):
Independent Directors
Edward W. Blessing	$67,500	$67,500
Lon C. Kile	60,000	60,000
William K. White	56,250	56,250
Interested Directors(2)
David R. Albin	—	—
Kenneth A. Hersh	—	—
Current Board of Directors – (September 30 – December 31, 2014)(3):
Independent Directors
Stuart I. Oran	$20,000	$20,000
James A. Stern	20,000	20,000
Frank V. Tannura	21,250	21,250
Interested Directors(2)
Glenn R. August	—	—
Robert B. Okun	—	—

(1)	These directors resigned from their positions as members of our Board of Directors and the committees thereof effective September 30, 2014.
(2)	Interested directors do not receive any direct compensation from us.
(3)	These directors were appointed to the Board of Directors effective September 30, 2014.

Each director who is not an officer will receive an annual fee of $75,000 and reimbursement for all out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 in quarterly payments, and each chairman of any other committee receives an annual fee of $5,000 in quarterly payments. The independent directors do not receive any additional compensation from us or our portfolio companies for any additional services rendered. Each director who is not an officer is also provided an allowance of up to $10,000 to be used for professional training purposes.

Compensation Committee Interlocks and Insider Participation

For the nine-month period ended September 30, 2014, the Compensation Committee of the Board of Directors was comprised of Messrs. Kile (chair), Blessing and White. Effective September 30, 2014, the Compensation Committee of the Board of Directors is currently comprised of Messrs. Stern (chair), Tannura and Oran. No member of the Compensation Committee is a former officer of the Company or was an officer or employee of the Company during the last fiscal year. None of our executive officers served on the Board of Directors or the Compensation Committee of any other entity for which any officers of such other entity served either on our Board of Directors or Compensation Committee.

Certain Relationships and Related Transactions

Investment Advisory and Administration Agreements

We are party to an investment advisory agreement and an administration agreement with our investment advisor and administrator, OHA. As administrator, OHA provides us with administrative services necessary to conduct our day-to-day operations. The address of our investment advisor and administrator is 1114 Avenue of the Americas, 27th Floor, New York, New York 10036. Two of our current directors, Messrs. August and Okun, and one of our director nominees, Mr. Schrager, have direct and indirect ownership interests in our investment advisor.

Indemnity Agreements

We have entered into indemnity agreements with certain executive officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, liabilities, losses, penalties, excise taxes and amounts paid in settlement that he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director or officer, and otherwise to the fullest extent permitted under Maryland law and our charter and bylaws. In addition, the investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor, its partners and our advisors’ and its partners’ respective officers, advisors, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon any of our investment advisor’s duties or obligations under the investment advisory agreement or otherwise as our investment advisor.

Review, Approval or Ratification of Transactions with Related Persons

Our independent directors are required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, our directors, executive (and certain other) officers and any persons holding more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to us and the SEC. Specific due dates for these reports have been established by regulation, and we are required to report any failure to file by these dates in 2014. To our knowledge, based solely on a review of the copies of beneficial ownership reports furnished to us and written representations that no other reports were required, we believe that, during the year ended December 31, 2014, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, except that Mr. Glenn R. August, a director, did not timely file a Form 4 for a transaction by OHA BDC Investor, LLC that occurred on October 2, 2014, but such Form 4 was subsequently filed on October 7, 2014.

Information about the Audit Committee and the Principal Accountant

The following report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, except to the extent that we specifically incorporate this report by reference therein.

Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for the selection and engagement of the Company’s independent auditors, the review and pre-approval of both the audit and non-audit work of the Company’s independent public accountants, the review of the Company’s compliance with regulations of the Securities and Exchange Commission, which we refer to as the SEC, and the Internal Revenue Service and other related matters. The Company adopted an Audit Committee Charter on September 30, 2014. The full text of the Audit Committee’s current charter is available on the Company’s website ( www.ohainvestmentcorporation.com). Information contained on or connected to the Company’s website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing. Members of the Audit Committee rely without independent verification on the information provided to them and on representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are prepared in accordance with generally accepted accounting principles.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties. The Audit Committee’s meetings include, whenever appropriate, executive sessions with our independent auditor without the presence of management.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2014, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with Ernst & Young LLP, which we refer to as E&Y, the Company’s independent registered public accounting firm for the year ended December 31, 2014, of matters required to be disclosed pursuant to the Public Company Accounting Oversight Board’s AU Section 380 (Communication with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with E&Y matters relating to its independence, including a review of audit and non-audit fees and reviewed the written disclosure and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with the Company’s management and E&Y such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements for the year ended December 31, 2014, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 12, 2015.

Respectfully submitted by the Audit Committee of the Board,
Frank V. Tannura, Chairman
Stuart I. Oran
James A. Stern

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table represents aggregate fees billed to us and to OHA for the fiscal years ended December 31, 2014 and 2013 by E&Y.

	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
Audit Fees	$540,000	$599,500	(1)
Audit-related Fees	38,654	22,271
Tax Fees	40,945	35,000
All Other Fees	—	—
All Other Fees Billed to Advisor	93,380	—
Total Fees	$712,979	$656,771

(1)	Includes approximately $40,000 in audit fees related to our universal shelf registration statement on Form N-2 for the fiscal year ended December 31, 2013.

Audit fees relate to fees and expenses billed by E&Y for the annual audit, including the audit of our annual financial statements, audit of management’s report on internal controls over financial reporting, review of our quarterly financial statements and review of registration statements filed with the SEC. Audit-related fees include fees billed for out-of-pocket expenses for audit-related services and for attest services that are not required by statute or regulation. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees would relate to fees billed for products and services other than services described above. All other fees billed to advisor represent non-audit fees for tax services provided to OHA, our investment advisor and administrator, for federal and state tax compliance and other tax services.

All of the audit-related and tax compliance consultation services provided to us were pre-approved by the Audit Committee. The non-audit services provided to OHA were primarily performed before OHA became our investment advisor and administrator. E&Y did not provide any non-audit services to any entity controlling, controlled by or under common control with OHA that provides ongoing services to us. The Audit Committee has considered whether the provision of non-audit services by E&Y to us, our investment advisor and our administrator is compatible with maintaining E&Y’s independence in the conduct of its auditing functions.

The Audit Committee’s procedure is to approve prior to commencement of the engagement or project all audit and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor for us, for our investment advisor on our behalf, and for any entity controlling, controlled by or under common control with our investment advisor on our behalf, subject to the de minimis exception for non-audit services set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X that are approved by the Audit Committee before completion of the audit. In pre-approving all audit services and permitted non-audit services provided by the independent auditor, the Audit Committee or a delegated member must consider whether the provision of the permitted non-audit services is compatible with maintaining the independence of, and its status as, our independent auditor.

Certain services may not be provided to us by the independent auditor without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment advisor or investment banking services; legal services and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of our financial statements. These types of services include bookkeeping, financial information systems design and implementation, valuation services and internal audit outsourcing services.

PROPOSAL 2 — RATIFICATION OF THE SELECTION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected E&Y LLP as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2015 and our internal controls over financial reporting as of December 31, 2015, and the Audit Committee is submitting the selection of E&Y to the stockholders for ratification. E&Y has served as our independent registered public accounting firm since 2012 and also has provided certain tax and other audit-related services during that time.

Representatives of E&Y are expected to be present at the annual meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

In the proposal for the ratification of E&Y as our independent registered public accounting firm for the fiscal year ending December 31, 2015, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. If you authorize a proxy via Internet, telephone or mail with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain E&Y. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

The Board of Directors, based on the approval and the recommendation of the Audit Committee, recommends that each stockholder vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

OTHER MATTERS

The Board of Directors knows of no matters other than those listed in the Notice of Annual Meeting of Stockholders that are likely to come before the annual meeting. If, however, any other motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual meeting are not received by the time scheduled for the annual meeting, the chairman of the meeting or the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies.

ANNUAL REPORT

Our financial statements are contained in the 2014 Annual Report to Stockholders, which has been provided to our stockholders concurrently herewith. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. A copy of our 2014 Annual Report to Stockholders is available without charge upon request. Please direct your written request to OHA Investment Corporation, Attention: Investor Relations, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, or request by telephone at (212) 852-1900, or request via email at investor_relations@ohainvestmentcorporation.com.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

The proxy rules adopted by the SEC provide that certain stockholder proposals must be included in the Proxy Statement for the Company’s 2016 annual meeting of stockholders. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2016 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8. Proposals should be sent to us at OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036 no later than December 30, 2015 to be eligible for inclusion in our proxy materials. Submission of a stockholder proposal does not guarantee inclusion in our proxy statement or form of proxy because inclusion requires the satisfaction of certain SEC rules.

As more specifically provided in the Company’s bylaws, a stockholder making a nomination of a candidate for director or a proposal of other business to be considered by the stockholders (other than proposals to be included in our proxy materials as discussed in the previous paragraph) for our 2016 Annual Meeting must deliver to the Corporate Secretary at the address set forth in the following paragraph not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal of business must be received no earlier than November 30, 2015 and no later than 5:00 p.m., Eastern Time, on December 30, 2015 in order to be considered at the 2016 Annual Meeting.

Under the Company’s bylaws, if you are a stockholder and desire to make a director nomination or a proposal of other business to be considered by the stockholders at a meeting of stockholders, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Corporate Secretary, OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, within the time limits described above for delivering of notice of a stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations.

These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must satisfy in order to have a stockholder proposal included in our proxy statement.

Pursuant to Rule 14a-4(c) of the Exchange Act, the Board of Directors may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2015 Annual Meeting that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how the Board of Directors intends to exercise its discretion to vote on such matter, unless we are notified of the proposal on or before December 29, 2015, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of such matter after December 29, 2015 and the matter nonetheless is permitted to be presented at the 2015 Annual Meeting, the Board of Directors may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement for the 2016 Annual Meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to OHA Investment Corporation, Attention: Corporate Secretary, 1114 Avenue of the Americas, 27th Floor, New York, New York 10036.

Please mark votes as in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL 1 AND A VOTE "FOR" PROPOSAL 2

PROPOSAL 1. To elect the following two persons as Class II directors to hold office until the 2018 annual meeting and until their successors are duly elected and qualified.

Nominees:

01 Frank V. Tannura
02 Alan M. Schrager

FOR ALL	WITHHOLD AUTHORITY FOR ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line(s) below

____

____

For address changes and/or comments, please write them below

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☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY IS REVOCABLE AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR ALL" NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

I plan to attend the Annual Meeting ☐

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated: ____________________

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Signature(s) of Stockholder(s)

____

Title

Please mark, date and sign and return promptly this proxy in the enclosed envelope.

CONTROL NUMBER

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▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.cesvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.